Exhibit 10.36

                               CORPORATE GUARANTY
                                    UNLIMITED



Century Business Credit Corporation
119 West 40th Street
New York, New York  10018


                       RE: BREAKING WAVES, INC. ("CLIENT")
                         SHOPNET.COM, INC.("GUARANTOR")


Gentlemen:

     In order to induce you to enter into a certain Factoring Agreement or Security Agreement (Account Receivable-Financing) or both, as the case may be, dated August __, 2000 (the "Agreement") with the Client (hereinafter referred to as the "Client") and/or to induce you to refrain at this time from terminating said Agreement and/or in consideration of any loans, advances, payment, extensions of credit, benefits or financial accommodations heretofore or hereafter made, granted or extended by you or which you have or will become obligated to make, grant or extend to or for the account of the Client, the undersigned Guarantor (hereinafter referred to as the "Guarantor"), guarantees without deduction by reason of setoff, defense, or counterclaim of any party, or loss of contribution from any co-guarantor hereunder or otherwise, the due performance of all of the Client's contracts and agreements with you under the Agreement or otherwise, both present and future and any and all subsequent renewals, extensions, continuations, modifications, supplements and amendments thereof, and the prompt payment to you with interest of any and all sums which may be presently due and owing or which shall in the future become due and owing to you from the Client. This joint and several primary liability shall include but not be limited to any and all existing and future obligations and indebtedness of the Client, whether acquired by you by assignment, transfer, or otherwise, and whether or not such obligations and indebtedness shall arise under the Agreement or under any other contract or agreement or any renewal, modification, supplement or amendment thereof, or shall be represented by or payable under instruments of indebtedness or otherwise, and whether or not such obligations and indebtedness shall be acquired by you from any concern which is your parent or subsidiary or the co-subsidiary of your parent or for which you may now or in the future act as a factor and/or lender, and in addition, the Guarantor shall be liable to you for attorney's fees equal to fifteen percent (15%) of the unpaid indebtedness and obligations of the Client to you, if any claim hereunder is referred to an attorney for collection.

     The Guarantor hereby waives notice of acceptance hereof and of all notices and demands of any kind to which the Guarantor may be entitled, including without limitation, notice of adverse change in Client's financial condition or of any other fact which might materially increase the risk of the Guarantor; all demands of payment on, and notice of nonpayment, protest and dishonor to the Guarantor, or the Client, or the makers, or endorsers of any notes and other instruments for which the Guarantor is or may be liable hereunder. All sums at any time to the credit of the Guarantor and any property of the Guarantor in your possession shall be deemed held by you as security for any and all of the Guarantor's obligations to you and to any company or companies which may now or at any time be your parent or subsidiary, or the co-subsidiary of your parent, no matter how or when arising and whether under this or any other instrument, agreement or otherwise. The Guarantor further waives notice of and hereby consents to any agreement or arrangements whatever with the Client or any one else including, without limitation, agreements and arrangements for payment extension, subordination, composition, arrangement, discharge or release of the whole or any part of said obligations or of said indebtedness, contracts or agreements or other guarantors, or of the making of any election of rights or remedies you may deem desirable under any Bankruptcy Code, or for the change or surrender of any and all security, or for compromise, whether by way of acceptance of part payment or of dividends or in any other way whatsoever, and the same shall in no way impair the Guarantor's liability hereunder. Nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full performance and payment of the said obligations and indebtedness with interest. The Guarantor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against the Client or any other person directly or contingently liable for the obligations and indebtedness guaranteed hereunder, or against or with respect to the Client's property (including, without limitation property collateralizing its obligations and indebtedness to you), arising from the existence and performance of this guaranty unless and until all obligations and debts of client to you have been paid and performed in full. Any and all present and future debts and obligations of the Client to the Guarantor is hereby postponed in favor of, and subordinated until the full payment and performance of, all present and future debts and obligations of the Client to you except that (i) as long as no default shall have occurred and be continuing under the Agreement and (ii) you have consented to such payments, Client may pay and the Guarantor may receive payments with respect to debts and obligations of the Client to the Guarantor. The Guarantor agrees that if the Client, the Guarantor or any other guarantor should at any time become insolvent, or make a general assignment, or if a proceeding in bankruptcy or any insolvency or reorganization proceeding shall be filed or commenced by, or in respect of the Client, the Guarantor or any other guarantor, any and all obligations of the Guarantor shall, at your option, forthwith become due and payable without notice. If you receive any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, then to the extent of any sum not finally retained by you, the obligations of the Guarantor to you shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until the Guarantor shall have made payment to you, which payment shall be due on demand.

     Your books and records showing the account between you and the Client shall be admissible in evidence in any action or proceeding, shall be binding upon the Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. This instrument is and shall be construed to be an absolute, continuing, unconditional and unlimited guaranty of payment, and shall continue in full force and effect, until terminated by the actual receipt by you from the Guarantor by registered mail of written notice of termination; such termination shall be effective on the ninetieth day after such actual receipt by you and shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shall not be affected. Termination by one or more guarantors shall not affect the liability of such of the guarantors as do not give such notice of termination. Guarantor acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Client have been made by you to induce Guarantor to enter into this guaranty; and (ii) any extension of credit to the Client shall be governed solely by the provisions of the Agreement.

     This guaranty shall be enforceable before or after proceeding against the Client or simultaneously therewith, and without recourse to any security, and shall be effective regardless of the subsequent incorporation, merger or consolidation of the Client, or any change in the composition, nature, personnel or location of the Client. This guaranty shall inure to and shall be enforceable by you, any concern which is or may at any time be your parent or subsidiary or the co-subsidiary of your parent and your and their successors and assigns and shall be binding upon the successors and assigns of the Guarantor. THE GUARANTOR DOES HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED HEREON. THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE JURISDICTION OF SUCH STATE'S COURTS BEING HEREBY CONSENTED TO FOR ALL PURPOSES IN CONNECTION HEREWITH.


Dated:  August 14, 2000



/s/_____________________                              SHOPNET.COM, INC.
Witness  Guarantor

                                                By: /s/Harold Rashbaum
                                                       HAROLD RASHBAUM
                                                       PRESIDENT

                                                       14 East 60th Street
                                                       Suite 402
                                                       New York, NY  10022

STATE OF NEW YORK )
                  :   ss.:
COUNTY OF NEW YORK)

         On the 14th day of August 2000, before me personally came Harold Rashbaum to me known, who being by me duly sworn, did depose and say that he resides at 70-25 Yellowstone Blvd., Forest Blvd., Forest Hills, New York 11375 that he is the President of ShopNet.Com, Inc. the corporation described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation and that (s)he signed his/her name thereto by like order.



                                                     /s/________________________
                                                          Notary Public